Exhibit 99.1

P UBLI C RELE A 1 SE INVESTOR PRESENTATION Augus t 15 , 202 3

DISCLAIME R ( 1 o f 3) 1A PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS, AND CLARIFICATIONS 1 . This Presentation contains information about a proposed business combination (the “Business Combination”) between One Energy and TortoiseEcofin Acquisition Corp . III (referred to as "TRTL") . The information contained herein does not purport to be all - inclusive and the information contained herein is preliminary and subject to change and such changes may be material . No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of th i s p re se n t a t i o n . 2 . One Energy Enterprise Inc . (“One Energy” and referred to herein from time to time as “One Power”) has prepared this presentation . 3 . The information set forth in this presentation has b ee n p re p a r e d f o r i nfo r ma t i o n a l p u rpo se s a nd d o e s not constitute any offer to sell or the solicitation of an offer to buy any of One Power’s or TRTL’s s e cu r i t i e s , nor w i l l t he re be a ny s a l e s of O ne P ow e r ’ s securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, or until a binding commitment to enter into a definitive agreement has been made . One Power and TRTL expressly disclaim all liability relating to the use of this presentation . In addition, the information contained in this presentation is as of the date hereof, and On e P o w e r a nd T R T L h a v e n o o b li ga t i on t o u p d a t e such information, including in the event that such information becomes inaccurate . The delivery of this presentation and the information contained herein shall not create any liability or obligation whatsoever for TRTL or One Power . No representations or warranties are made by One Power or TRTL or any of the their affiliates as to the accuracy or completeness of any statements contained in this presentation or any additional materials . This presentation should not be considered as a recommendation by One Power or T R T L or a ny of t h e i r resp e c ti v e a ge n t s t o a c q u i re a ny s e cu r i t i e s or t o e n t e r i n t o a ny t ran s a c t i o n . 4. N e i t h e r O ne P o w e r n o r T R T L p r o v i d e a n y gua r a n t ee s of any kind that the Business Combination will be consummated. 5 . This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of One Power, TRTL or any of their respective affiliates . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected . 6 . In connection with the proposed Business Combination, TRTL intends to file a registration s t a t e me nt on F orm S - 4 t ha t w i l l i n c l u de a p r e li m i na r y proxy statement to be distributed to stockholders of TRTL in connection with TRTL’s solicitation of proxies for the vote by its stockholders with respect to the Business Combination . After the registration statement has been filed and declared effective by the SEC, TRTL will mail a definitive proxy statement / prospectus to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the proxy statement . TRTL or One Power may also file other documents with the SEC regarding the Business Combination . Before making any investment or voting decision, stockholders and other interested persons are advised to read, when available, the registration statement and preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with TRTL’s solicitation of proxies for the special meeting to be held to approve the transactions c on t e m p l a t e d b y t he B u s i ne s s C om b i na ti on b e c a u se these materials will contain important information about One Power, TRTL and the Business Combination . Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at www . sec . gov, or by directing a re q u e s t t o : T ort o i s e Eco f i n A c q u i s i t i o n C orp II I 19 5 US H W Y 5 0 S u i t e 20 8 Ze p hy r C ov e , N V 89448 . 7 . One Power and TRTL and their respective directors and officers may be deemed participants in the solicitation of proxies of TRTL’s stockholders in connection with the Business Combination . TRTL’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of One Power and TRTL at One Power’s website at www . oneenergy . com, or in TRTL’s Annual Report on Form 10 - K, filed with the SEC on March 22 , 2023 , as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing . Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available . These documents can be obtained free of charge f r om t he so u r c e i nd i c a t e d a b ov e . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TRTL’s stockholders in connection with the Business Combination will be set forth in the proxy statement / prospectus for the Business Combination when available . Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement / prospectus filed with the SEC in connection with the Business Combination .

DISCLAIMER (2 of 3)

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS, AND CLARIFICATIONS

8. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect current views of One Power or TRTL with respect to, among other things, operations and financial performance. Forward-looking statements may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek," "foreseeable" and similar terms and phrases in this presentation. All statements about the future are forward looking statements unless unambiguously noted otherwise. Forward-looking statements contained in this presentation are based on One Power's current expectations and are subject to changes in circumstances and other risks and uncertainties. Given One Power's rapid growth and the significant impact of the proposed merger, the likelihood of discrepancies in these forward-looking statements is increased. One Power and TRTL cannot assure you that future developments affecting One Power or TRTL will be those that One Power or TRTL have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of TRTL or One Power. Any forward-looking statement made by One Power or TRTL in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for One Power or TRTL to predict all of them. One Power may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions One Power may make. One Power and TRTL undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

9. There are numerous risks that could cause statements made here or in the registration statement/proxy that could affect One Power. Risk Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TRTL's securities, (ii) the risk that the Proposed Transaction may not be completed by TRTL's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TRTL, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the requirements that the Merger Agreement and the transactions contemplated thereby be approved by the shareholders of TRTL and by the stockholders of One Energy, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, or that redemptions by TRTL public shareholders may exceed expectations, (vi) the effect of the announcement or pendency of the Proposed Transaction on One Energy's business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of One Energy, (viii) the outcome of any legal proceedings that may be instituted against One Energy or against TRTL related to the Merger Agreement or the Proposed Transaction, (ix) the ability to maintain the listing of TRTL's securities on NYSE, (x) changes in the competitive market in which One Energy operates, variations in performance across competitors, changes in laws and regulations affecting One Energy's business and changes in the capital structure of the Combined Company after the Closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xiii) the potential inability of One Energy to achieve its business and growth plans, (xiv) the ability of One Energy to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to One Energy, (xv) the risk that One Energy will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (xvi) the risk that One Energy experiences difficulties in managing its growth and expanding operations; (xvii) the risk of our cyber security measures being unable to prevent hacking or disruption to our customers; and (xviii) the risk of economic downturn, increased competition, a changing of energy regulatory landscape and related impacts that could occur in the highly competitive energy market, including, among other things, that One Energy will not meet milestones for funding its ongoing and future project pipeline. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the "Risk Factors" section of TRTL's initial public offering prospectus filed with the SEC on July 21, 2021, TRTL's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL's Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and subsequent periodic reports filed by TRTL with the SEC, the Registration Statement to be filed by TRTL in connection with the Proposed Transaction and other documents filed or to be filed by TRTL from time to time with the SEC

1B

DISCLAIMER (3 of 3)

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS, AND CLARIFICATIONS

10. The presentation also includes industry and market data from third-party sources, which One Power and TRTL believe to be reliable but have not independently verified. You are cautioned not to give undue weight to such industry and market data.

11. Trademarks, trade names, and service marks mentioned in the presentation are owned by One Energy, One Power, or another entity, and their use does not imply endorsement or sponsorship. Specific trademarks referenced here for clarity include Wind For Industry®, ManagedHV®, Megawatt Hubs™, and One Power Company™.

12. This presentation may also contain trademarks, trade names and service marks of other parties, and the Company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties.

13. Inline Notes are included for clarifications when appropriate, or to cite to authoritative sources for factual statements and are shown using a square identified in the title of a slide apply to the whole slide. The statements in the Inline Notes should be considered when evaluating any factual statement. Inline Notes. Example: A

1C

2A Inline Notes (1 o f 2) These notes are integral to the understanding of the document. A. T h e i n f or m a ti on p r e sen t e d i n t h i s p r e sen t a t ion is a summary . Please review the S - 4 for c o m p r ehen s i v e i n f o r m a ti o n a nd a ss o c i a t ed r i s k f a c t or s r e la t e d t o t h a t i n f or m a ti o n . B. T h e or i g i n a l t r u s t v a l u e w a s $ 345 , 0 0 0 , 00 0 ba sed on 34 , 500 , 000 shares . The current cash value of t h e t r u s t a s of Ju n e 30 , 202 3 w a s $ 357 , 532 , 295 . C. Source, Company Study and management analysis thereof . United States Market Analysis dated September 2020 . Available at https://oneenergy.com/oe - labs/market - studies/ Numbers shown are rounded for clarity. This market analysis consists of four components: the Total Addressable Market (TAM), the Serviceable Market (SM), Serviceable Market Growth, and Wind for I n d u s t r y ’ s Exp a n s i on S t r a t e g y . D . These 20 - year metrics are sourced from our internal project roll up models . They include market rate escalators for operating costs . They do not include escalators for renewable energy credits . They are based on the same general long - term assumptions that we use with project financiers . Please review the risk factors to fully understand the risks associated w it h t h e se nu m be r s . E. T h i s s u mm a r y i s sho w i n g o n l y c o m plet e d S P A C t r a n sa c t ion s . H e nn e ss y Ca p i t a l G r ow t h P a r t n e r s is and has been a material participant in other SPACs . F. For full details of the transaction see the Form 8 - k filed by TRTL on July 21 , 2023 and July 31 , 2023 and the background of the merger se c ti on of t h e S - 4 . G . One Power has reserved the ONEP ticker for trading on the New York Stock Exchange . One Power and TRTL reserve the right to change the ticker and/or the exchange on which it will be traded . H . The private round was a convertible preferred investment with a mandatory conversion from preferred to common clause in the event of a deSPAC transaction with more than $ 100 , 000 , 000 in equity proceeds raised . The r ou n d w a s le d b y E c of i n S u s t a i n a bl e a n d S o c i a l I m pa c t T e r m F un d h tt ps : // c e f . e c of i n i n v e s t . c o m / f un d s/t e a f /# po r t f olio . I. Source, Company analysis of U . S . Energy Information Administration data sets available at www . eia . gov J. Company information based on actual conversations with existing customers who were considering real systems . This does not reference a specific manufacturer or product . K. Source : https://insideevs.com/news/535918/megawatt - charging - system - ev - trucks/ L. Source: h tt ps : / / i n s i d ee v s . c o m /n e w s / 6 2 48 8 1 /te s la - se m i - 1mw - v4 - charging - cable/ M. Company information based on extensive i n t e r n a l c o m pa n y d a t a f r o m sa le s a n d development activities with actual and potential customers . This information includes a n a lys i s of u tili t y b i lls . N . The company is not aware of any other v e r ti c a l l y i n t e g r a t e d c o m p a n y t h a t i s d e l i v e r i n g comparable solutions in the market in the United States . This position is supported by data obtained from the Pacific Northwest National Laboratory that tracks behind the meter wind turbine installations and publishes the D i s t r i b u t e d W i n d Mar k e t R e po r t . S i ze r e f e r e n c e s are in capacity as measured in megawatt capacity. One Power notes that not all distributed projects are located behind the meter so a parsing of the data is required . https : // www . pnnl . gov/distributed - wind O. Internal company metrics based on actual m o d e le d a n d c ons t r u c t e d p r o j e c t s . P. The Megawatt Hub capacity as shown and installed is 30 MVA . 90 x 300 kW = 27 , 000 kW which is less than the 30 MVA capacity of the site . One Power owns sufficient land immediately adjacent to the transformers to physically accommodate 90 normal size semi - trucks . The site voltage is compatible with existing chargers that are commercially available . There are not currently any chargers o n t he s it e . Q . The market size shown is an illustrative example that shows the size of the US electric semi - truck charging market if 10 % of existing semis (combination trucks), on a miles driven basis, w e r e c on v e r t e d t o e le c t r i c se m i s . https:// www.trucking.org/economics - and - industry - data The 3 kWh/mile metric was provided on a non - attribution bases by an electric semi manufacturer with operating electric semis to the company . The number is consistent with ranges that have been p u bl i sh e d p u bl i c l y b y OE M s . R . The Company is not aware of any larger behind - the - meter renewable energy projects based on a review of data from https : // www . pnnl . gov/distributed - wind and the Form EIA - 860 data for generators greater than 1 MW filed with the U . S . Energy Information Administration which is available at www.eia.gov . EIA data does not include projects that are confidential or not yet announced.

Inline Notes (2 of 2)

S. One Power has defined a fully digital substation as a substation that does not use copper wires for protection and control communication outside of physical equipment. Fully digital substations rely on fiberoptic cables to move data between physical equipment in the yard and the control building. There are substations that use the IEC61850 standard and that use merging units in the field outside of physical equipment to convert multiple copper signals into a fiberoptic signal. One Power does not consider these stations to be fully digital based on the definition above. One Power retained an engineering firm to review this statement and the engineering firm was unable to find a similar fully digital station in the US. One Power has confirmed with engineers at Schweitzer Engineering Laboratories, the manufacturer of the TiDL merging Unit that is used in One Power's fully digital substation that this is the first full implementation of the TiDL system in a U.S. substation that they are aware of.

T. "Traditional ISO/RTO queues" is intended to refer to the widely known interconnection queue issues for new generators like traditional large utility-scale wind projects. One Power's projects do not interconnect through the ISO/RTO generation process. Existing industrial facilities are already connected to the ISO/RTO and use a local utility process for new generation. New locations connect through the End Use Customer process which is different than the generation process.

U. Under the Public Utility Regulatory Policies Act of 1978 (PURPA) and various state laws, new load and behind the meter generation generally has the right to interconnect and operate if they follow certain technical and procedural requirements.

V. One Power's projects are typically sized to not fall under state level permitting requirements for the siting of electric generating facilities. There are exceptions where such permitting makes strategic sense to do a larger project that is subject to such siting requirements. In Ohio, for example, wind projects that are on-site and serve a single industrial customer do not go through state level permitting before the Ohio Power Siting Board if they are less than 20MW in capacity.

W. These are the energy production forecasts associated with the models detailed in endnote D. See the Risk Factors in the S-4 to fully understand the risks associated with these forecasts.

X. These numbers have not been audited in accordance with PCAOB standards at this time. AICPA and PCAOB audits are in process as of the date of this presentation. This is a non-GAAP presentation of financials. Please see the S4, when filed, for PCAOB audited financials.

Y. Management judgement has been used in the preparation of this statement or claim.

28

Presentation One Pager

ONE ENERGY
+
TortoiseEcofin Acquisition Corp. III
+
HENNESSY CAPITAL 10 YEARS

ONE POWER COMPANY

NYSE: TRTL → ONEP

Original Trust Value [B]	$345MM
Pre-Money Enterprise Value	$300MM
Company Earnout	$50MM
Sponsor Earnout	$22.5MM
CEO Lockup	3 years
Sponsor Lockup	2 years

5.5MM CEO shares in CSR [A] with $12.00 / 24-month cliff.

Wind For Industry



One Power develops, builds, owns, and operates on-site power solutions for large industrial power users under long term contracts.

We help industrial customers make and use power where they need it.

Megawatt Hubs



One Power delivers power solutions to industrials in the heartland – because that is where the power is.

Power Solutions TAM/SAM is HUGE. [C]

There are 53,000 INDUSTRIAL FACILITIES in the U.S. [I]

They represent:

0.6% of the total users = **26%** of the consumption = **$58 billion** in electricity sales annually

ManagedHV & Digital Substations




Make the power, where you need the power.
ONE ENERGY CUSTOMER
Make the Power
Use the Power
Support the Grid

20-YEAR METRICS [D]

EXISTING CONTRACTED PROJECTS ONLY

Total Contracted Revenue: $514MM

Total Contracted Operating Profit: $337MM

Represents the 20-year cumulative metrics.

A contracted inflection point

A clear path to positive EBITDA

Warning: This one pager is provided as a quick reference summary and is not a substitute for the full presentation.

3

TortoiseEcofin Acquisition Corp. III

TortoiseEcofin Acquisition Corp. III (NYSE: TRTL)

TortoiseEcofin Acquisition Corp. III

TRTL has been laser focused on the broad energy transition or sustainability arena, targeting industries that create a positive environmental impact and exhibit strong ESG attributes

SPAC Summary

Ticker	NYSE: TRTL
Size	$345MM [B] 34.5MM units
Warrants	~8.6MM public warrants [A] ~6.9MM private warrants
Unit Structure	Each unit consists of: 1 share and ¼ of a warrant
Sponsor	Hennessy Capital Growth Partners
Target Industry	Energy Transition & Technology

Deep Management Expertise



Vincent T. Cubbage – CEO & Chairman
- Co-Founder of three SPACs including TRTL
- 27 years of CEO, Board, M&A & Investment Banking



Stephen Pang – President & CFO
- Co-Founder three SPACs including TRTL
- Current Portfolio Manager & Prior Investment Banking

Hennessy Capital Growth Partners

- Hennessy Capital Growth Partners (HCGP)
- HCGP has over 10 years of successful PE investing
- **HCGP sponsor shares are locked up for 2 years** [A]

Deal Structured For Success

TRTL Sponsor Transition Transaction [F]

- Sponsor interest acquired by HCGP in July 2023 after corporate strategic changes from original sponsor
- Validation of diligence effort & value
- Streamlined deal structure
- Align sponsor / shareholder interests in volatile market by ensuring TRTL management, directors, and sponsor will all take a 2-year lockup
- Addition of Hennessy to the team adds a seasoned sponsor and SPAC market veterans to drive success

SPAC Experience [E]

HENNESSY CAPITAL | 10 YEARS

6 SPACs

TortoiseEcofin Acquisition Corp. III

2 SPACs

8 Completed SPAC Mergers

5 Completed Energy Transition /Mobility SPACs

4

TortoiseEcofin Acquisition Corp. III is a Compelling SPAC Partner for One Power

Finding the Right Target – By the Numbers[A]

100+ The number of potential targets that TRTL considered	**12** The number of deep diligence processes TRTL executed on potential targets	**$9,000,000**[H] The private investment made by the original TortoiseEcofin Sponsor's Affiliate into One Power
2020 The year when Vince Cubbage & Stephen Pang first started following One Power's growth	**2021** The year when the Hennessy team first started following One Power's growth	**2023** The year when One Power signed contracts for Net Zero projects – enhancing its maturation and readiness as a public company

A target that was united with us to bring a **shareholder-first deal structure** to the market because they believe in their business's long-term future

Checking the Boxes that Matter to Our Stockholders

- ✓ Scalable business model with revenue stacking opportunities
- ✓ Inflection point of growth curve with actionable pipeline and backlog of growth projects
- ✓ Enable and accelerate the electrification of the power industry and decarbonization of the industrial market
- ✓ Addresses the "the grid is not ready" problem
- ✓ Existing operating assets targeting large addressable market
- ✓ Experienced management team and strategy
- ✓ Strong historical track record with established customers
- ✓ Strong structural alignment

5

TortoiseEcofin Acquisition Corp . III and One Energy have entered into a definitive business combination agreement and will become One Power Company - a vertically integrated, full - service provider of behind - the - meter, industrial - scale power solutions . The Merger NYSE: “TRTL” will become “ONEP” upon merger G 6

One Power's Differentiated Investment Proposition


Whirlpool

One Power's *Wind for Industry* project - Marion, OH.

1. A vertically integrated power solutions provider
2. 13+ years track record of achieving industry firsts
3. Operating between an antiquated grid and motivated industrial customers
4. Compelling economic & strategic tailwinds driving organic growth
5. Operating in a "blue ocean"
6. Serving world-class, industry-leading, repeat customers in the Heartland
7. Capital unlocks the company's growth potential
8. Take-or-pay revenue stacking on long term contracts is driving an inflection point and clear path to achieving positive EBITDA
9. One Power's behind-the-meter solutions bypass traditional interconnection queues, and development challenges

Private Round
(Convertible Preferred)

Led by: Ecofin Sustainable and
Social Impact Term Fund
NYSE: TEAF

7

One Power Exists to Sol v e In d us t ri a l Power Problems One Power’ s Wind for Industry projec t - Greenville, OH 8

Why The Industrial Electricity Market One Power’s solutions are focused on industrials because that is where the power is 0.6% of t he t o t al u s e rs 26% of t he consumption $ 5 8 bil l ion i n e l e c t rici t y s a l e s annua l l y T h e r e a r e 53 , 00 0 i n d u s t r i a l f a c ili t i e s i n t h e U . S . I Electricity Us e b y Class C 38% Industrial Commercial 26% 36% Residential Number o f Customers b y Class C 87% Industrial 1% Commercial 12% Residential These industrial facilities represent C 9

Utility 1.0 Hurts Industrial Stakeholders

Unpredictable | Unreliable | Not Resilient | Carbon Intensive | Expensive

Industrials are tired of utility failures costing their stakeholders



Utility 1.0 is built on a culture of profitable failures.

Electricity prices, which are a critical to industrial users, are volatile and increasing

12-month % change in Industrial Electricity rates [i]

July 2021 – July 2022



20% to 100%
10% to 20%
5% to 10%
0% to 5%
0%
0% to -5%
-5% to -10%
-10% to -20%
-20% to -100%

Our customers are highly motivated to take back control of their power.

10

Tremendous Tailwinds Pushing Industrial Action On Power

A Failing Power Grid

- The grid is regularly failing to deliver reliable power
- The grid has experienced record setting increases in the cost of delivered power
- The grid does not have long-term price certainty

Industrial Decarbonization

- There is tremendous social, economic, and strategic pressure to decarbonize industrials
- There is significant risk in "on paper only" virtual agreements for clean power
- On-site renewables, like *Wind for Industry*®, provide real decarbonization

The Time is Now

Industrial Electrification

- Converting from fuel-based processes to electric based processes requires a larger power distribution system
- A single gas to electric heater swap can add 2-3 MW to a 6-8 MW plant [J]
- Existing industrial high voltage power systems are not ready to handle this change

Electric Fleet Adoption

- A single Class 8 truck charging system can use 3.75 MW [K]
- A single Tesla Semi needs 1 MW for 1 hour [L]
- A typical large factory currently uses 5-10 MW [M]
- Entirely new on-site power distribution systems will be needed

These Tailwinds Create a Mandate for Substantial On-site Power Investments [Y]

New Digital Substations | New Expandable Microgrids | New On-Site Renewables | New High-Voltage Power Systems

11

America’s archaic and failing centralized power grid that is unlikely to survive the added stress of electrification. Utility 1.0 The Proble m – Utilit y 1.0 Make the Power Use the Power Move the Power (again) Move the Power 100s of Miles Change the Voltage (again) Change the Voltage $ $ $ $ $ $ $ $ Complexity | Waste | Failure points | Higher costs 12

The Solution - Utility 2.0

UTILITY **2.0**

An elegantly simple solution.

Make the power, where you need the power.


One Power
Customer
Make the power
Use the power
Support the grid

On-site power resources provide industrials with

- Carbon emission reduction
- Competitive fixed rates for 20 years
- Reduced system complexity
- Reliable power service

13

INDUSTRIA L POWER PROBLE M SOLVERS One Power’ s digita l substation located at its first Megawatt Hub - Findlay, OH. 14

Ho w One Powe r Solve s the Problem Three of One Power’s Wind for Industry projects - Findlay, OH. On e Power de v e l ops, b u ilds , o wn s , an d opera t e s on - site power solutions for large industrial power u s ers u n de r l ong t erm con t rac t s. We help industrial customers make and use power where they need it. 15

The Cornerstone of One Power’s Solutions – Vertical Integration Development Engineering Procurement Construction Operations Finance Analytics Vertical Integration: T he corn e rs t one t hat e nab l e s O ne Po w e r t o d e l i v e r e n e r g y so l u t i ons bette r , fas te r , chea p e r , an d s afer . N 16

Strong Leadership - Founder Led - Independent Governance

Leadership

The executive leadership team that helped build One Power



Katie Treadway, ESQ
SVP, Head of Regulatory Affairs, General Counsel
Joined in 2015



Jessica Grosso, MS
SVP, Head of Project Planning & Technology
Joined in 2011



Chelsea Bumb, PE
SVP, Head of Construction
Joined in 2011



Anne Bain, CPA
VP, Head of Accounting
Joined in 2018



Rich Bohon, MS
VP, Head of Analytics
Joined in 2021



Jill Ackermann
Head of Market Expansion
Joined in 2022

Founder



Jereme Kent
One Power Founder, CEO, Chairman

Existing Independent Board Members

A strong, public-company-ready board, that knows One Power



Don Templin
CFO, VOYA Financial
President, CFO, Marathon Petroleum (Ret)



Thomas Spang
CEO, Advanced Power



Jon Wellinghoff
FERC Chairman (Past)



Tom Lause
VP, Treasury and Tax, Cooper Tire & Rubber Co. (Ret)
Interim CFO, One Power

17

Our Customer-Centric Power Solutions

Wind For Industry



One Power *Wind for Industry* project - Ottawa, OH

ManagedHV



One Power ManagedHV installation - Findlay, OH

One Power's solutions deliver **shareholder value** to our industrial customers by **solving their power problems**.

Megawatt Hubs



One Power Megawatt Hub site - Findlay, OH

Net Zero Projects



One Power digital substation - Findlay, OH

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Solution: Wind For Industry


CUSTOMER FACILITY DIRECTLY POWERED BY WIND TURBINES
OUR WIND TURBINES
*UNDERGROUND POWER CABLES
OUR WIND TURBINES
One Power's Wind for Industry project – Findlay, OH.

On-site, behind-the-meter, megawatt-sized, wind turbines directly powering our customer's industrial facilities

Delivery Structure	20-year take or pay Renewable Energy Agreements with blue-chip customers
Economics	\$4-40MM in CAPEX per site. Installation at \$1.7 – 2MM/MW with attractive risk adjusted returns.[O][Y]

US Market[C]

Approximately 25% of the 53,000 industrial locations are viable with projects ranging from 1.5 – 20 MW each.

$$53{,}000 \times 25\% \times 4.5\ MW = 59{,}625\ MW$$

$$59{,}625\ MW \times \$2\frac{MM}{MW} = \mathbf{\$119BN}\ (CAPEX)$$

One Power is the largest owner and operator of on-site wind projects in the United States[N]

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Solution: ManagedHV


One Power's 30MVA/138kV digital substation - Findlay, OH





On-site, behind-the-meter, outside-the-plant, DIGITAL, high-voltage power infrastructure enabling customers to interconnect at higher voltages, distribute power more efficiently, and electrify their facilities

These projects target new and operating industrial facilities that need to upgrade.

Delivery Structure	20-year, consumption-based agreements with usage minimums when delivered stand-alone - often integrated into other solutions.
Economics	$2-15MM in CAPEX per site - attractive risk adjusted returns.

US Market

All 53,000 large industrial facilities in the U.S. are potential customers for some level of ManagedHV.

When was the last time your substation texted you?

One Power has built, energized, and commissioned the first fully digital substation in the United States

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Solution: Megawatt Hubs



One Power Megawatt Hub - Findlay, OH
30MW of Usable Capacity Today
One Power's digital substation
3MW (each)
BTC mining (by tenants)
This Hub could charge 90 electric semi trucks at 300kW concurrently (coming soon)

Transmission-voltage-interconnected 30MW-150MW sites ready for the energy-intensive industries of the future

Semi Truck Charging | Digital Currency | Hydrogen Generation | Whatever Is Next

Delivery Structure	Short-term contracts with fixed rental rates and energy cost pass through.
Costs	\$8-30MM in CAPEX per site. Target ROIC < 2 years for emerging industry customers.

US Market

If 10 % of semi trucks, go electric:

$$\frac{177\ B\ Miles}{Year} \times 10\% \times \frac{3\ kWh}{Mile} = \frac{53B\ kWh}{year}$$

$53B\ kWh \rightarrow$ 6,000 MW of 24 x 7 demand

One Power's first 30 MW Megawatt Hub is built, energized, and ramping up operations

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Solution: Net Zero


Signed & In Progress
One Power Customer
Significant Wind
Significant Solar

Integrated projects allowing industrial facilities to reach for net zero annualized energy consumption from the grid by combining wind, solar, and other power technologies into a single system.

Delivery Structure	20-year take or pay Renewable Energy Agreements with blue-chip customers.
Costs	$30-75MM per site. Attractive risk adjusted returns over contract period with significant life extension upside.

US Market

We are not sure yet… but there sure seem to be a lot of Corporate Net Zero pledges out there… and we don't believe that virtual agreements are that "real".

In 2023 One Power signed two Net Zero projects with a combined total of 58+ MW of generation. We expect these to be the largest behind-the-meter renewable energy projects in the United States.

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A Culture of Innovations and Firsts

One Power is consistently innovating and delivering new, value-added solutions to meet our industrial customer's power needs.

Net Zero Projects | 2024
One Power is building its first two Net Zero Projects right now. [R]

Megawatt Hubs | 2023
One Power is building the framework that will power energy-intensive industries of the future.

Digital Substations | 2023
One Power designed, built, and commissioned the first fully digital substation in the U.S. [S]

Analytics | 2021
One Power is providing experts as a service to support our customer's energy needs.

ManagedHV® | 2018
One Power is modernizing aging industrial power systems with state-of-the-art digital systems.

***Wind for Industry®* | 2011**
One Power is now the largest installer and operator of behind-the-meter wind energy in the U.S. [N]

ONE POWER COMPANY

Building Utility 2.0
While others are just talking about it.

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A Power Business Model Without Traditional Power Constraints

What you've been told about renewable development and transmission constraints is true.

But they DO NOT apply to One Power.

With our behind-the-meter model there are:

- No traditional ISO/RTO queues.[T]
- Fewer traditional NIMBY issues because we operate in industrial heartland areas.
- Guaranteed interconnection rights as a behind-the-meter solution and end-use customer.[U]
- Far fewer needs for transmission buildout.
- Less state permitting and more local permitting (where our customers tend to very well-known stakeholders in the local community).[V]
- No races to the bottom on deal economics.
- Fewer wholesale volatilities. All our solutions are in the retail markets and compete against retail power pricing.

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Customer Loyalty Drives Compounding Growth Potential The M a jo r ity o f One P o we r’s L a r g e - S c ale Industrial Customers Become Repeat Customers Mu c h m o re t o c o m e 20 15 Foun d ed 2009 2018 202 3 WE MAKE 20 - Year Plant Investments | WE DELIVER Tangible & Intangible Shareholder Value | WE KEEP Our Promises BE C AUS E W E DE L IVER S H ARE H O L DE R VA L UE Martin Ma r ietta 25

We Want You to Want One Power In Your Community

ONE POWER IS A SUSTAINABLE ENTERPRISE

SUSTAINABLE DEVELOPMENT GOALS

Goal 3: Good Health & Well-Being

- One Power promotes healthy communities by decarbonizing industrial facilities.
- One Power promotes and encourages employee health by providing robust health & wellness benefits.

Goal 4: Quality Education

- One Power actively creates and shares original STEM education content for students.
- Each One Power turbine represents a $5,000 scholarship awarded annually to local high school students getting 2- or 4- year STEM degrees.
- One Power highly promotes in-house training and education opportunities.

Goal 5: Gender Equality

- One Power has no gender pay gap.
- One Power has a majority female leadership team.
- One Power has broad gender diversity in all roles.

Goal 7: Affordable and Clean Energy

- One Power builds wind turbines, a source of clean, renewable energy.
- One Power uses those wind turbines to power factories.
- One Power locks in 20-year flat rates that do not increase for our customers.

Goal 8: Decent Work & Economic Growth

- One Power is primarily a STEM and green-job employer.
- One Power offers attractive pay and benefits for all roles.

Goal 9: Industry, Innovation and Infrastructure

- One Power is cleaning up some of the "dirtiest" industrial facilities in the U.S.
- One Power is building new on-site electrical distribution systems for industrial facilities that are designed to last 30+ years and enable adoption.
- One Power builds modern, digital, private power infrastructure.

Goal 10: Reduced Inequality

- One Power is based in Allen Township in Hancock County, Ohio, just outside of the city of Findlay, OH.
- One Power's primary operating area is rural America.
- By creating high-quality jobs and investing in rural industry, we are helping decrease the inequality gap with large, highly populated cities.

Goal 11: Sustainable Cities and Communities

- One Power enables industrial facilities to decarbonize.
- One Power has shown that large-scale clean energy can integrate into manufacturing communities to create a Green Campus facility.

Goal 13: Climate Action

- One Power decarbonizes industrial manufacturing facilities.
- One Power builds systems that enable fully electrified plants

Goal 15: Life on Land

- One Power can, and has, developed Wind for Industry® projects on brownfields, repurposing "bad land" for good use.

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Transactio n Details Touchless Cable Installation at One Power’s Megawatt Hub - Findlay, OH. 27

Transaction Overview

Transaction Highlights

Valuation
- Transaction implies $384MM pro forma enterprise valuation
- Implied pre-money market capitalization of $274MM
  - Additional 5MM share price-based earnout to One Power

Financing
- Transaction, at full trust value, to provide approximately $345MM in capital before expenses and the impact of redemptions

Deal Structure
- CEO to provide 5.5MM of his shares in the pro forma entity into Contingent Share Rights ("CSR") escrow
- 2.25MM Sponsor shares subjected to a price-based earnout
- One Power shareholders rolling 100% of their equity
- No minimum cash condition

Sources and Uses

Sources	$MM	Uses	$MM
One Energy Rollover Equity	$274	**Equity to One Energy**	$274
Estimated Cash Held in Trust(2)	$345	**Cash to Balance Sheet**	$325
		Estimated Transaction Expenses	$20
Total Sources	**$619**	**Total Uses**	**$619**

Pro Forma Ownership(1)



One Energy Equity 32.1%
CEO CSR shares 8.0%
SPAC sponsor 9.3%
SPAC shareholders 50.6%

Pro Forma Capitalization(3)

($MM)

Pre-Money Equity Value(4)	**$219**
(+) CEO CSR Shares	$55
(+) Public Shareholders	$345
(+) Sponsor Shares	$64
Post-Money Equity Value	**$682**
(+) PF Net Cash	($299)
Enterprise Value	**$384**

(1) Assumes no redemptions by TRTL public shareholders. Assumes $26MM existing debt
(2) At IPO. Cash to balance sheet assumes no redemptions.
(3) Does not include the effects of dilutive securities and excludes earnout shares.
(4) Does not include One Energy CSR Shares.

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Substantial Contracted Growth Driving an Inflection Point One Power has signed contracts to install more generation in the next 24 months than its combined installed generation from the last 13 years. Monthly Project Production with P50 estimates through 2025 (Seasonality of Production Shown) 24,000 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 Productio n (MWH) Ac t u a l P5 0 Predi c t ed v s . a c t ual ener g y pr o d uc t i o n t o d a t e S u bst a n t ia l C AGR The completion of these near - term projects provides a clear path to bein g EBITDA positive A Production W forecasts based o n signe d pr o jec t s 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Dat e Only represents signed Net Zero projects 29

Financial Summary & 20-Year Metrics

Historical Consolidated Financials [A][X]

$MM	2021A	2022A
Revenue	**4.2**	**8.6**
COGS	1.7	4.7
Gross Margin	**2.5**	**3.9**
SG&A	8.4	9.7
EBITDA	**(6.1)**	**(5.8)**

100%+ Y/Y Revenue Growth 2022/2021

20-YEAR METRICS [D]

Contracted Revenue: $514MM

Contracted Operating Profit: $337MM

Represents the 20-year cumulative metrics.

These numbers are derived from complicated project models and investors should not rely on them without reviewing and understanding the full description of how these numbers are calculated and the risk factors associated with them in the S4 when filed.

Notes On 20-Year Metrics

- These numbers are based on existing contracted projects only. Not all of the projects are currently constructed and operating.
- These numbers are taken directly from our roll-up models that we use for project financing
- The revenue metrics are based on actual signed energy sale values and modeled energy production forecasts.
- The operating costs in these models have been modeled consistent with prudent energy industry practices and are generally consistent with assumptions that our project finance partners have accepted
- Management intends to report these numbers on a go-forward basis to enable the market to assess long term growth of the company
- These numbers do not assume any extension in life of 20-year agreements

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Market Resetting SHAREHOLDER FIRST Deal Structure

1. **Significant CSR contribution from CEO**
   (Half of the CEO's personal shares, roughly 5.5MM shares, in a 24-month, $12.00 trigger CSR)
2. **Significant Sponsor Earnout**
   (2.25MM (33%) Founder shares subject to earnout to mirror CSR with 24-month, $12.00 trigger)
3. **CEO taking 3-year share lockup**
4. **CEO will remain an "at will" employee**
   (CEO fully intends to serve as CEO for the foreseeable future)
5. **Board taking 2-year share lockup**
6. **$50MM Company earnout to align management**
   (2.5MM shares at $12.50 and 2.5MM shares at $15.00)
7. **Sponsor taking 2-year share lockup**
8. **100% Existing common equity rollover**
9. **Sponsor will eliminate 5,893,333 private placement warrants**

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Contingent Share Rights (“CSR”) Economics Commentary • CEO to contribute half of his shares in pro forma entity at close on a fully diluted basis; for illustrative purposes shown above, CEO is contributing 5.5M shares to attract SPAC non - redemptions and/or PIPE investment • If at any time during the 24 - month period VWAP trades at or above $12.00 for 20 out of 30 consecutive trading days, CSR shares will be released to the CEO 32 No Redemptions $5.00 $7.50 $10.00 $12.50 $15.00 $17.50 C SR R elea s e $12 . 0 0 VWAP 2 4 M ont h s W a rra n t $11.50 E a r n o u t 1 $12.50 E a rn o u t 2 $15.00 L a s t Pri v a t e R o u n d $7.50 Cl i ff Styl e CSR: If the 20/30 day VWAP Share price of the stock does not exceed $12.00 during the first 24 months t h en C S R s h are s ar e re l ea s ed t o C S R h o l de r s . D ownsi d e Pro t ec t io n SPAC Shareholder R e t ur n wi t hou t C SR SPAC Sh a rehol d e r R e t ur n wi t h CSR T o t a l SP A C Va lue wi t hou t CSR T o t a l Value to SP A C C SR Holders T o t a l Sh a res Issued t o SP A C C SR Holders C SR Sh a res in Escrow p er SPAC Shareholder Se tt le m e n t Price 9.5% (40.0%) (30.5%) $6.00 $6.95 1.159 0.159 $6.00 11.1% (30.0%) (18.9%) $7.00 $8.11 1.159 0.159 $7.00 12.7% (20.0%) (7.3%) $8.00 $9.27 1.159 0.159 $8.00 13.5% (15.0%) (1.5%) $8.50 $9.85 1.159 0.159 $8.50 14.3% (10.0%) 4.3% $9.00 $10.43 1.159 0.159 $9.00 15.9% 0.0% 15.9% $10.00 $11.59 1.159 0.159 $10.00

$6 . 95 $8 . 11 $9 . 27 $10.43 $11.59 0 . 0% 1 0 .0% 2 0 .0% $ 0 .00 $ 5 .00 $ 1 0 .00 $ 6 .00 $ 7 .00 $ 9 .00 $ 1 0 .00 CSR P r o v ides S ignificant D o w nsi d e P r ot ectio n • CSR Holders obtain significant downside protection in the form of additional shares • Total SPAC value includes value of pro rate CSR shares issued $15.00 Contingent Share Right Illustrative Downside Protection 33 Total Valu e pe r S h ar e W i th CVRs Do w n s ide P r otection $8.00 Settlemen t P r ice $8.63 Breakeven S h a re h o ld e r R e t u rn Downside Protection % Total Trust Value to Shareholders $ Graph assumes full CSR shares benefits to non - redeeming TRTL public shareholders in zero redemption scenario.

Relative Valuation Benchmarking No t e : F a c t S e t a s of 8/1/ 2023. 2024E E V / Re v enue Median: 6. 4 x Median 7. 1 x 2.3x 1.6x 3.3x 6.4x 6.9x 11.2x 18.9x Median: 5. 0 x 2.6x 2.1x 7.4x 9.0x Median: 8.2x 7.8x 6.9x 8.2x 8.2x 9.0x Renewable Producers Power Grid and Management Solutions Ener gy T r a n s iti on 2024E Re v enu e G r o wth % Median: 35.7% Median 22.0% 46.6% 30.2% 35.7% 22.1% 228.9% 83.6% 16.9% Median: 23.4% 52.6% 22.0% 13.8% 24.7% Median: 11.5% 13.1% 12.6% 11.5% (3.2%) 6.0% 34

One Power's North Findlay Wind Campus - Findlay, OH
May 9, 2023
One Power HQ

Contacts

Investor Presentation

One Power Enterprises Inc.
www.onepower.com

TortoiseEcofin Acquisition Corp. III
www.trtlspac.com

ONE POWER COMPANY
BUILDING UTILITY 2.0

TortoiseEcofin
Acquisition Corp. III

C & CO COHEN & COMPANY CAPITAL MARKETS

Brandon Sun
612-501-0648
bsun@cohencm.com

Jerry Serowik
646-208-7575
jserowik@cohencm.com

ICR STRATEGIC COMMUNICATIONS & ADVISORY

Investor &
Media Inquiries
OnePower@icrinc.com

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